SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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☐  Soliciting Material pursuant to §240.14a-12

Coastal Financial Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Coastal Financial Corporation

5415 Evergreen Way

Everett, Washington 98203

ADDITIONAL INFORMATION REGARDING

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Coastal Financial Corporation (the “Company”), dated April 3, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday, May 18, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about May 8, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF

THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 18, 2020

To the Shareholders of Coastal Financial Corporation:

Due to the public health impact of the COVID-19 (novel coronavirus) outbreak and recent extension of the novel coronavirus stay-at-home order issued by the Washington State Governor to at least May 31, 2020, and to support the health, safety and well-being of its shareholders, employees and other stakeholders, NOTICE IS HEREBY GIVEN that the location of the Company’s 2020 Annual Meeting of Shareholders (“Annual Meeting”) has been changed and will now be held by means of a call-in format only. The date and time of the Annual Meeting, Monday, May 18, 2020 at 6:00 p.m. Pacific Time, as disclosed in the Company’s proxy materials for the Annual Meeting, has not changed. In light of the change to a call-in meeting format, shareholders will not be able to attend the Annual Meeting physically in person.

Only items of business as described in the proxy statement will be conducted at the Annual Meeting, there will not be a presentation by the Company. Shareholders as of close of business on March 16, 2020 (the “Record Date”) or beneficial owners as of the Record Date will be able to attend and participate in the Annual Meeting by registering in advance and by following the instructions below.

Attending the Annual Meeting as a Shareholder of Record:

If you were a holder of record of common stock of the Company at the close of business on the Record Date (i.e., you held your shares in your own name as reflected in the Company records at Transfer Online, the Company’s transfer agent), you must register in advance to call-in and attend the meeting. To register for the Annual Meeting, email shareholders@coastalbank.com or, if email is not available, you may call 425-349-9030 with the control number found on your proxy card or voting instruction card you previously received and a valid phone number that you will use to call-in to the Annual Meeting. You will then receive a confirmation of your registration, with instructions on how to attend the audio call for the Annual Meeting. Registration for the Annual Meeting is now open and closes at 5:00 p.m. Pacific Time on May 18, 2020.  We urge you to register early to avoid any last-minute rush or complications. You are encouraged to join the audio call 15 minutes before the start of the Annual Meeting to allow time to call-in and test your device’s audio capabilities.

Registering to Attend the Annual Meeting as a Beneficial Owner:

If you were a beneficial holder of common stock of the Company as of the Record Date (i.e., you hold your shares in “street name” through an intermediary, such as a broker, bank or other nominee), you must register in advance to call-in and attend the Annual Meeting. To register, you must obtain and provide proof of ownership, such as a recent brokerage statement or letter from a bank, broker or other nominee, with your name and email address (the “proof of ownership”), and a valid phone number that you will use to call-in to the Annual Meeting, and forward the proof of ownership to shareholders@coastalbank.com or, if email is not available, you may call 425-349-9030 to make alternate arrangements. Requests for registration must be labeled as “Proof of Ownership” and be received no later than 3:00 p.m. Pacific Time on May 18, 2020. You will then receive a confirmation of your registration, with instructions on how to attend the audio call for the Annual Meeting. Registration for the Annual Meeting is now open and closes at 5:00 p.m. Pacific Time on May 18, 2020. We urge you to register early to avoid any last-minute rush or complications. You are encouraged to join the audio call 15 minutes before the start of the Annual Meeting to allow time to call-in and test your device’s audio capabilities.

Voting Shares:

Shareholders of record (shareholders that hold shares in their own name as reflected in the Company records at Transfer Online, the Company’s transfer agent), will be given instructions on how to vote their shares electronically during the Annual Meeting when you email shareholders@coastalbank.com or call 425-349-9030 to register to attend the Annual Meeting. However, beneficial owners should vote using the voting instruction form and within the timeframe outlined on the information received from their broker, bank or other nominee, which is consistent with prior years’ practice.

Submitting Questions:

So as to permit the orderly conduct of its business, questions pertinent to the business of the Annual Meeting may be submitted by shareholders of record in advance of the Annual Meeting.  Questions can be submitted by emailing shareholders@coastalbank.com or calling 425-349-9030.  As a beneficial owner, instructions on how to submit pertinent questions will be provided when you submit your proof of ownership when you register to attend the Annual Meeting. Questions must be submitted no later than 5:00 p.m. Pacific Time on May 18, 2020. Questions pertinent to the business of the Annual Meeting will be read aloud and answered during the Annual Meeting, subject to time constraints.

Your vote is important. Whether or not you plan to call-in to attend the Annual Meeting, please vote as soon as possible by one of the methods described in the proxy materials for the Annual Meeting to ensure that your shares are represented and voted at the Annual Meeting. All shareholders can vote their shares prior to the Annual Meeting until 11:59 p.m. Eastern Time on May 17, 2020 at www.proxyvote.com or by telephone. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in format and may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors,

Joel G. Edwards

Corporate Secretary

May 8, 2020

Important Notice Regarding the Availability of Proxy Materials for Annual Meeting of Shareholders to be Held on May 18, 2020:

The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.coastalbank.com